Exhibit 10.11


                                 Addendum No. 2

                      Attaching to and forming part of the

                   COMMERCIAL AND PRIVATE PASSENGER AUTOMOBILE
                               QUOTA SHARE TREATY
                  (hereinafter referred to as the "Agreement")

                                    issued to

                      FEDERATED NATIONAL INSURANCE COMPANY
                               Plantation, Florida
                   (hereinafter referred to as the "Company")

                                       by

                        TRANSATLANTIC REINSURANCE COMPANY
                               New York, New York
                  (hereinafter referred to as the "Reinsurer")


IT IS HEREBY MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, December 31, 2000, Article 2- Cover of this Agreement, paragraph A, as amended by Addendum No. 1, will be deleted and replaced in its entirety with:

A. The Company will cede, and the Reinsurer will accept as reinsurance, a 50% share of all business reinsured (Sections A and B) hereunder subject to the maximum Policy limits stated below:

IT IS ALSO MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, January 1, 2001, Article 2- Cover of this Agreement, will be amended by the addition of paragraph E:

E. The maximum limit of liability of the Reinsurer in any one Agreement Year as respects Excess of Policy Limits or Extra Contractual Obligations only, shall be $1,500,000.

IT IS ALSO MUTUALLY AGREED by the parties that effective 12:01 a.m., Eastern Standard Time, January 1, 2001, Article 7- Reports and Remittances, the concluding sentence as added by Addendum No. 1, will be deleted and replaced in its entirety with:

Effective December 31, 2000 the Reinsurer's share of the incoming unearned premium reserve shall be 50%.

ALL OTHER TERMS AND CONDITIONS SHALL REMAIN UNCHANGED.


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IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this ADDENDUM NO. 2 in duplicate, as of the dates undermentioned.



Signed in Plantation, Florida on this 15 day of January 2001.

                                            FEDERATED NATIONAL INSURANCE COMPANY

                                            /s/ Richard A. Widdicombe



and in New York, New York on this 9th day of January 2001.

                                            TRANSATLANTIC REINSURANCE COMPANY

                                            /s/ Suzanne A. Spantidos